iShares®

iShares, Inc.

iShares Trust

Supplement dated September 22, 2022 (the “Supplement”)

to the Statement of Additional Information (the “SAI”), as applicable,

for each of the Funds listed below in Appendix A and Appendix B (each, a “Fund”)

The information in this Supplement updates the information in, and should be read in conjunction with, each Fund’s SAI, as applicable.

The second paragraph of the section entitled “Swap Agreements” in the section of the SAI entitled “Investment Strategies and Risks” for the Fund listed in Appendix A is hereby deleted in its entirety and replaced with the following:

Certain of the Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps, or for the iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF and iShares U.S. Infrastructure ETF, total return swaps (some of which may be referred to as contracts for difference or “CFDs”). The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.

The first paragraph of the section entitled “Risk of Derivatives” in the section of the SAI entitled “General Considerations and Risks” for the Fund listed in Appendix A is hereby deleted in its entirety and replaced with the following:

Risk of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in futures contracts, securities options, CFDs (for the iShares Core S&P Mid-Cap ETF, iShares Core S&P Small-Cap ETF, iShares ESG Screened S&P Small-Cap ETF, iShares S&P Mid-Cap 400 Growth ETF, iShares S&P Mid-Cap 400 Value ETF, iShares S&P Small-Cap 600 Growth ETF, iShares S&P Small-Cap 600 Value ETF and iShares U.S. Infrastructure ETF) and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.

The second paragraph of the section entitled “Swap Agreements” in the section of the SAI entitled “Investment Strategies and Risks” for each Fund listed in Appendix B is hereby deleted in its entirety and replaced with the following:

The Funds may enter into swap agreements, including currency swaps, interest rate swaps and index swaps, or for the iShares MSCI Hong Kong ETF, iShares MSCI Singapore ETF and iShares MSCI Spain ETF, total return swaps (some of which may be referred to as contracts for difference or “CFDs”). The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets.

The first paragraph of the section entitled “Risk of Derivatives” in the section of the SAI entitled “General Considerations and Risks” for each Fund listed in Appendix B is hereby deleted in its entirety and replaced with the following:

Risk of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a commodity (such as gold or silver), a currency or an index (a measure of value or rates, such as the S&P 500® or the prime lending rate). A Fund may invest in futures contracts, securities options, CFDs (for the iShares MSCI Hong Kong ETF, iShares MSCI Singapore ETF and iShares MSCI Spain ETF) and other derivatives. Compared to securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.

Appendix A

SAI dated as of August 1, 2022:

iShares U.S. Infrastructure ETF (IFRA)

Appendix B

SAI dated as of December 30, 2021 (as revised July 14, 2022):

iShares MSCI Singapore ETF (EWS)

iShares MSCI Spain ETF (EWP)

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-CFDU-0922

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